AMERICAN BALANCED FUND, INC.
                                    Part B
                      Statement of Additional Information
                                 MARCH 1, 1996
                          (as amended April 1, 1996)

 This document is not a prospectus but should be read in conjunction with the current Prospectus of American Balanced Fund, Inc. (the fund or AMBAL) dated March 1, 1996. The Prospectus may be obtained from your investment dealer or financial planner or by writing to the fund at the following address:

                         American Balanced Fund, Inc.
                           Attention:  Secretary
                          Four Embarcadero Center
                               P.O. Box 7650
                          San Francisco, CA  94120
                         Telephone:  (415) 421-9360

The fund has two forms of prospectuses. Each reference to the prospectus in this Statement of Additional Information includes both of the fund's prospectuses. Shareholders who purchase shares at net asset value through eligible retirement plans should note that not all of the services or features described below may be available to them, and they should contact their employer for details.

                              Table of Contents
Item
--------------------------------------------------------------
DESCRIPTION OF CERTAIN SECURITIES
FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS
FUND OFFICERS AND DIRECTORS
MANAGEMENT
DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES
PURCHASE OF SHARES
SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES
EXECUTION OF PORTFOLIO TRANSACTIONS
GENERAL INFORMATION
INVESTMENT RESULTS
FINANCIAL STATEMENTS

                       DESCRIPTION OF CERTAIN SECURITIES

 BOND RATINGS - The fund may invest in debt securities which are rated in the top four quality categories by any national rating service (or determined to be equivalent by Capital Research and Management Company) including bonds rated at least BBB by Standard & Poor's Corporation or Baa by Moody's Investors Service, Inc. (see below). Although the fund is not normally required to dispose of a security in the event that its rating is reduced below the current minimum rating required for its purchase (or it is not rated and its quality becomes equivalent to such a security), if, as a result of a downgrade or otherwise, the fund holds more than 5% of its net assets in these securities (also known as "high-yield, high-risk securities"), the fund will dispose of the excess as expeditiously as possible.

 Standard & Poor's Corporation: "AAA", "AA", "A" and "BBB" are the four highest bond rating categories, and are described as follows:

 "Debt rated 'AAA' has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong."

 "Debt rated 'AA' has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree."

 "Debt rated 'A' has a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of change in circumstances and economic conditions, than debt in higher categories."

 "Debt rated 'BBB' is regarded as having capacity to pay interest and repay principal. These bonds normally exhibit adequate protection parameters, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and pay principal than for debt in higher rated categories."

 Moody's Investors Service, Inc.: "Aaa", "Aa", "A" and "Baa" are the four highest bond rating categories, and are described as follows:

 "Bonds rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as 'gilt edge.' Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues."

 "Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities."

 "Bonds rated A are judged to be of upper medium grade obligations. These bonds possess many favorable investment attributes. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future."

 "Bonds rated Baa are judged to be of medium grade obligations. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well."

 CASH EQUIVALENTS - These securities include (1) commercial paper (short-term notes up to 9 months in maturity issued by corporations or governmental bodies), (2) commercial bank obligations (E.G., certificates of deposit, bankers' acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity) and documented discount notes (corporate promissory discount notes accompanied by a commercial bank guarantee to pay at maturity)), (3) savings association and savings bank obligations (E.G., certificates of deposit issued by savings banks or savings associations), (4) securities of the U.S. Government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less, and (5) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

 WHEN-ISSUED SECURITIES, FIRM COMMITMENT AGREEMENTS AND "ROLL TRANSACTIONS" - The fund may purchase securities on a delayed delivery or "when-issued" basis and enter into firm commitment agreements (transactions whereby the payment obligation and interest rate are fixed at the time of the transaction but the settlement is delayed). The fund as purchaser assumes the risk of any decline in value of the security beginning on the date of the agreement or purchase.

 The fund will identify liquid assets such as cash, U.S. Government securities or other appropriate high-grade debt obligations in an amount sufficient to meet its payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent the fund's aggregate commitments under these transactions exceed its holdings of cash and securities that do not fluctuate in value (such as short-term money market instruments), the fund temporarily will be in a leveraged position (because it will have an amount greater than its net assets subject to market risk). Should market values of the fund's portfolio securities decline while the fund is in a leveraged position, greater depreciation of its net assets will likely occur than were it not in such a position. The fund will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet its obligations thereunder.

 The fund also may enter into "roll" transactions, which consist of the sale of securities together with a commitment (for which the fund typically receives a fee) to purchase similar, but not identical, securities at a later date. The fund intends to treat roll transactions as two separate transactions: one involving the purchase of a security and a separate transaction involving the sale of a security. Since the fund does not intend to enter into roll transactions for financing purposes, it may treat these transactions as not falling within the definition of "borrowing" set forth in Section 2(a)(23) of the Investment Company Act of 1940.


                FUNDAMENTAL POLICIES AND INVESTMENT RESTRICTIONS

 The fund has adopted certain fundamental policies and investment restrictions which cannot be changed without shareholder approval. (Approval requires the affirmative vote of 67% or more of the voting securities present at a meeting of shareholders, provided more than 50% of such securities are represented at the meeting or the vote of more than 50% of the outstanding voting securities, whichever is less.)

 1. To invest in a diversified list of securities, including common stocks, preferred stocks, and bonds, to the extent considered advisable by management.

 2. To allocate its investments among different industries as well as among individual companies. The amount invested in an industry will vary from time to time in accordance with the judgment of management, but 25% or more of the value of the fund's total assets shall not be invested in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities).

 3. Not to invest in companies for the purpose of exercising control or management.

 4. Not to invest more than 5% of the value of its total assets in the securities of any one issuer (except the U.S. Government).

 5. Not to acquire more than 10% of the outstanding voting securities, or 10% of all of the securities, of any one issuer.

 6. Not to borrow more than 5% of the gross assets of the fund taken at cost or at value, whichever is lower, and to borrow only from banks and as a temporary measure for extraordinary or emergency purposes. The fund shall not mortgage, pledge, hypothecate, or in any other manner transfer as security for any indebtedness, any of its assets.

 7. Not to underwrite the sale, or participate in any underwriting or selling group in connection with the public distribution, of any security. The fund may invest not more than 10% of its net assets in, and subsequently distribute, as permitted by law, securities and other assets for which there is no ready market.

 8. Not to purchase securities on margin (except that it may obtain such short-term credits as may be necessary for the clearance of purchases or sales of securities).

 9. Not to engage in the purchase or sale of real estate. Investments in real estate investment trusts which may invest only in mortgages or other security interests are not deemed purchases of real estate.

 10. Not to purchase or sell commodities or commodity contracts.

 11. Not to participate on a joint or a joint and several basis in any trading account in securities. (The "bunching" of orders for the sale or purchase of marketable portfolio securities with other accounts under the management of the Investment Adviser to save brokerage costs or average prices among them is not deemed to result in a securities trading account.)

 12. Not to make loans of money or securities to any person or firm; provided, however, that the acquisition for investment of bonds, debentures, notes or other evidences of indebtedness of any corporation or government shall not be construed to be the making of a loan.

 13. Not to effect short sales of securities.

 14. Not to purchase from or sell securities to the Investment Adviser or the Principal Underwriter or their officers or directors, the fund's officers or directors, and any companies of which they are affiliates, except in connection with (i) an exercise of rights concerning securities owned by the fund, (ii) the reorganization, recapitalization, consolidation or merger of a company whose securities are owned by the fund, (iii) a transaction in fund shares, or
(iv) a permitted transaction with other investment companies advised by the Investment Adviser.

 15. Not to knowingly invest in securities of other managed investment companies, or, in any event, invest in securities of managed registered investment companies, except in connection with a merger, consolidation, acquisition of assets or other reorganization approved by the fund's shareholders.

 16. Not to invest more than 75% of the value of the fund's net assets in common stocks, such percentage including the value of that portion of convertible securities attributable to the conversion feature.

 17. Not to purchase or retain the securities issued by a corporation any of whose officers, directors or shareholders is an officer or director of the fund or the Investment Adviser if, after such purchase, one or more of such officers and directors owning beneficially more than 1/2 of 1% of the securities of such corporation together own beneficially more than 5% of such securities.

 18. Not to write, purchase or sell options.

    For purposes of Investment Restriction #7, restricted securities are treated as not readily marketable by the fund, with the exception of those securities that have been determined to be liquid pursuant to procedures adopted by the fund's Board of Directors. Notwithstanding Investment Restriction #15, the fund may invest in securities of other investment companies if deemed advisable by its officers in connection with the administration of a deferred compensation plan adopted by Directors pursuant to an exemptive order granted by the Securities and Exchange Commission.

 Although not fundamental policies, the fund has further agreed that it will not invest more than 5% of the value of the fund's net assets in warrants, valued at the lower of cost or market, with no more than 2% being unlisted on the New York or American Stock Exchanges (warrants acquired by the fund in units or attached to securities may be deemed to be without value); or invest in oil, gas or other mineral leases.


                          FUND OFFICERS AND DIRECTORS
                      Directors and Director Compensation

NAME, ADDRESS AND AGE         POSITION WITH   PRINCIPAL OCCUPATION(S) DURING   AGGREGATE          TOTAL COMPENSATION   TOTAL NUMBER

                              REGISTRANT    PAST 5 YEARS (POSITIONS WITHIN THE   COMPENSATION       FROM ALL FUNDS       OF FUND

                                            ORGANIZATIONS LISTED MAY HAVE   (INCLUDING         MANAGED BY CAPITAL   BOARDS ON
                                            CHANGED DURING THIS PERIOD)   VOLUNTARILY DEFERRED   RESEARCH AND         WHICH

                                                                        COMPENSATION/1/) FROM   MANAGEMENT COMPANY/2/   DIRECTOR

                                                                        FUND DURING FISCAL   FOR THE YEAR ENDED   SERVES
                                                                        YEAR ENDED 12/31/95    12/31/95

 Robert A. Fox                Director      President and Chief Executive
 P.O. Box 457                               Officer, Foster Farms Inc.    $8,900/3/          $78,400              5
 1000 Davis Street                          Former President, Revlon
 Livingston, CA 95334                       International; Chairman and Chief

 Age:  58                                   Executive Officer, Clarke Hooper

                                            America (advertising).

 Roberta L. Hazard            Director      Consultant; Rear Admiral, United

 1419 Audmar Drive                          States Navy (Retired).      9,035              41,700               3
 McLean, VA 22101
 Age:  61

++ Richard H. M. Holmes       Director      Retired; former Vice President,

 580 Laurent Road                           Capital Research and        7,650              55,800               4
 Hillsborough, CA 94010                     Management Company (retired
 Age:  70                                   1986).

 Leonade D. Jones             Director      Treasurer, The Washington Post
 1150-15th Street, N.W.                     Company.                    9,335              63,767               5
 Washington, D.C. 20071
 Age:  48

 John G. McDonald             Director      The IBJ Professor of Finance,
 Graduate School of Business                 Graduate School of Business,   9,167/3/           136,300              7
 Stanford University                        Stanford University.
 Stanford, CA 94305
 Age:  58

***+ George A. Miller         Director      Senior Vice President and
 Age: 60                                    Director, Capital Research and   none/4/            none/4/              1
                                            Management Company.

 Theodore D. Nierenberg       Director      Private investor; former
 15 Middle Patent Road  Armonk, NY 10504                 President, Dansk International   9,035              40,500               3

 Age:  72                                   Designs, Ltd.

***+ James W. Ratzlaff        Director      Senior Partner, The Capital Group

 Age:  59                                   Partners L.P.               none/4/            none/4/              8

 Henry E. Riggs               Director      President and Professor of
 Kingston Hall 201                          Engineering, Harvey Mudd    8,900/3/           65,300               5
 Harvey Mudd College                        College.
 Claremont, CA 91711
 Age:  61

+ Walter P. Stern             Chairman of the Board   Chairman, Capital Group

 630 Fifth Avenue                           International, Inc.; Vice   none/4/            none/4/              8
 New York, NY 10111                         Chairman, Capital Research
 Age:  67                                   International; Chairman, Capital

                                            International, Inc.; Director,
                                            Temple-Inland Inc.
                                            (forest products).

 Patricia K. Woolf            Director      Private investor; Lecturer,
 506 Quaker Road                            Department of Molecular     9,200              63,400               5
 Princeton, NJ 08540                        Biology, Princeton University.
 Age:  61

 Robert L. Cody               Director Emeritus   Retired; former Vice Chairman of

 8545 Carmel Valley Road                    the Board, Capital Research and   4,000              4,000                1

 Carmel, CA 93923                           Management Company (retired
 Age:  80                                   1986).


+ "Interested persons" within the meaning of the Investment Company Act of 1940 (the 1940 Act) on the basis of their affiliation with the fund's Investment Adviser, Capital Research and Management Company.

++ Not considered an "interested person" within the meaning of the 1940 Act; but he does not participate on the Contracts or Nominating Committees due to his former affiliation with the Investment Adviser.

*** P.O. Box 7650, San Francisco, CA 94120

/1/ Amounts may be deferred by eligible directors under a non-qualified deferred compensation plan adopted by the Fund in 1993. Deferred amounts accumulate at an earnings rate determined by the total return of one or more funds in The American Funds Group as designated by the Director.

/2/ Capital Research and Management Company manages The American Funds Group consisting of 28 funds: AMCAP Fund, Inc, American Balanced Fund, Inc., American High-Income Municipal Bond Fund, Inc., American High-Income Trust, American Mutual Fund, Inc., The Bond Fund of America, Inc., The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Growth and Income Fund, Inc., Capital World Bond Fund, Inc., EuroPacific Growth Fund, Fundamental Investors, Inc., The Growth Fund of America, Inc., The Income Fund of America, Inc., Intermediate Bond Fund of America, The Investment Company of America, Limited Term Tax-Exempt Bond Fund of America, The New Economy Fund, New Perspective Fund, Inc., SMALLCAP World Fund, Inc., The Tax-Exempt Bond Fund of America, Inc., The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, The U. S. Treasury Money Fund of America, U.S. Government Securities Fund and Washington Mutual Investors Fund, Inc. Capital Research and Management Company also manages American Variable Insurance Series and Anchor Pathway Fund which serve as the underlying investment vehicle for certain variable insurance contracts; and Bond Portfolio for Endowments, Inc. and Endowments, Inc. whose shares may be owned only by tax-exempt organizations.

/3/ Since the plan's adoption, the total amounts of deferred compensation accrued by the fund (plus earnings thereon) for participating Directors are as
follows:   Robert A. Fox ($56,420), Leonade D. Jones ($10,283), John G.
McDonald ($19,323) and Henry E. Riggs ($21,131). Amounts deferred and accumulated earnings thereon are not funded and are general unsecured liabilities of the fund until paid to the Director.

/4/ George A. Miller, James W. Ratzlaff and Walter P. Stern are affiliated with the Investment Adviser and, accordingly, receive no compensation from the fund.

                               OFFICERS
        (with their principal occupations for the past five years)#

 WALTER P. STERN, Chairman of the Board.
Fund officers whose other positions are not described above are:

 ROBERT G. O'DONNELL /3/, President. Senior Vice President and Director, Capital Research and Management Company.

 ABNER D. GOLDSTINE /4/, Senior Vice President. Senior Vice President and Director, Capital Research and Management Company.

 PAUL G. HAAGA, JR. /1/, Senior Vice President; Senior Vice President and Director, Capital Research and Management Company; Director, American Funds Service Company.

 STEVEN N. KEARSLEY /2/, Vice President. Vice President and Treasurer, Capital Research and Management Company; Director, American Funds Service Company.

 ERIC S. RICHTER /5/, Vice President. Vice President, Investment Management Group, Capital Research and Management Company.

 PATRICK F. QUAN /3/, Secretary. Vice President, Fund Business Management Group, Capital Research and Management Company.

 MARY C. HALL /2/, Treasurer. Senior Vice President, Fund Business Management Group, Capital Research and Management Company.

 R. MARCIA GOULD /2/, Assistant Treasurer; Vice President, Fund Business Management Group, Capital Research and Management Company.
_________________
 # Positions within the organizations listed may have changed during this period.

/1/ Address is 333 South Hope Street, Los Angeles, CA 90071.

/2/ Address is 135 South State College Boulevard, Brea, CA 92621.

/3/ P.O. Box 7650, San Francisco, CA 94120.

/4/ 11100 Santa Monica Boulevard, Los Angeles, CA 90025.

/5/ 3000 K Street, N.W., Suite 230, Washington, D.C. 20007.


 All of the directors and officers are also officers and/or directors and/or trustees of one or more of the other funds for which Capital Research and Management Company serves as Investment Adviser. No compensation is paid by the fund to any officer or director who is a director, officer or employee of the Investment Adviser or affiliated companies. The fund pays fees of $5,000 per annum to directors who are not affiliated with the Investment Adviser, plus $700 for each Board of Directors meeting attended, plus $300 for each meeting attended as a member of a committee of the Board of Directors. Directors Emeritus receive from the fund $2,000 per year, plus $400 per Board meeting attended. The directors may elect, on a voluntary basis, to defer all or a portion of their fees through a deferred compensation plan in effect for the fund. The fund also reimburses certain expenses of the directors and the Directors Emeritus who are not affiliated with the Investment Adviser. As of December 31, 1995 the officers and directors of the fund and their families, as a group, owned beneficially or of record less than 1% of the outstanding shares.


                                   MANAGEMENT

 INVESTMENT ADVISER - The Investment Adviser, founded in 1931, maintains research facilities in the U.S. and abroad, with a staff of professionals, many of whom have a number of years of investment experience. The Investment Adviser's research professionals travel several million miles a year, making more than 5,000 research visits in more than 50 countries around the world.
The Investment Adviser believes that it is able to attract and retain quality personnel.

 An affiliate of the Investment Adviser compiles indices for major stock markets around the world and compiles and edits the Morgan Stanley Capital International Perspective, providing financial and market information about more than 2,400 companies around the world.

 The Investment Adviser is responsible for more than $100 billion of stocks, bonds and money market instruments and serves over five million investors of all types. These investors include privately owned businesses and large corporations as well as schools, colleges, foundations and other non-profit and tax-exempt organizations.

 INVESTMENT ADVISORY AND SERVICE AGREEMENT - The Investment Advisory and Service Agreement (the Agreement) between the fund and the Investment Adviser, dated July 1, 1993, may be renewed from year to year, provided that any such renewal has been specifically approved at least annually by (i) the Board of Directors of the fund, or by the vote of a majority (as defined in the 1940
Act) of the outstanding voting securities of the fund, and (ii) the vote of a majority of directors who are not parties to the Agreement or interested persons (as defined in said Act) of any such party, cast in person, at a meeting called for the purpose of voting on such approval. Renewal of the Agreement was approved by the unanimous vote of the Board of Directors of the fund on October 11, 1995 through November 30, 1996. The Agreement also provides that either party has the right to terminate it without penalty, upon 60 days' written notice to the other party, and that the Advisory Agreement automatically terminates in the event of its assignment (as defined in said
Act).

 The Investment Adviser, in addition to providing investment advisory services, furnishes the services and pays the compensation and travel expenses of persons to perform the executive, administrative, clerical and bookkeeping functions of the fund, and provides suitable office space, necessary small office equipment and utilities, and provides general purpose accounting forms, supplies, and postage used at the offices of the fund relating to the services furnished by the Investment Adviser. The fund pays all expenses not specifically assumed by the Investment Adviser, including, but not limited to, custodian, stock transfer and dividend disbursing fees and expenses; costs of the designing, printing and mailing of reports, prospectuses, proxy statements, and notices to its shareholders; taxes; expenses of the issuance and redemption of shares of the fund (including stock certificates, registration and qualification fees and expenses); expenses pursuant to the fund's Plan of Distribution (described below); legal and auditing expenses; compensation, fees, and expenses paid to directors unaffiliated with the Investment Adviser; association dues; and costs of stationery and forms prepared exclusively for the fund.
 The Agreement provides for an advisory fee reduction to the extent that the fund's annual ordinary operating expenses exceed 1-1/2% of the first $30 million of the average net assets of the fund and 1% of the average net assets in excess thereof. Expenses which are not subject to this limitation are interest, taxes, and extraordinary expenses. Expenditures, including costs incurred in connection with the purchase or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses.

 During the years ended December 31, 1995, 1994 and 1993, the Investment Adviser received from the fund advisory fees of $8,091,000, $6,234,000 and $4,947,000, respectively.

 PRINCIPAL UNDERWRITER - American Funds Distributors, Inc. (the Principal Underwriter) is the principal underwriter of the fund's shares. The fund has adopted a Plan of Distribution (the Plan), pursuant to rule 12b-1 (see "Principal Underwriter" in the Prospectus). The Principal Underwriter receives amounts payable pursuant to the Plan (described below) and commissions consisting of that portion of the sales charge remaining after the discounts which it allows to investment dealers. Commissions retained by the Principal Underwriter on sales of fund shares during the year ended December 31, 1995 amounted to $1,918,000 after allowance, of $9,904,000 to dealers. During the years ended December 31, 1994 and 1993, the Principal Underwriter retained $1,598,000 and $2,279,000, after allowance of $8,038,000 and $11,810,000 to dealers, respectively.

 As required by rule 12b-1, the Plan (together with the Principal Underwriting Agreement) has been approved by the Board of Directors, and separately by a majority of the directors who are not interested persons of the fund and who have no direct or indirect financial interest in the operation of the Plan or the Principal Underwriting Agreement, and the Plan has been approved by the vote of a majority of the outstanding voting securities of the fund. The officers and directors who are "interested" persons of the fund may be considered to have a direct or indirect financial interest in the operation of the Plan due to present or past affiliations with the Investment Adviser and related companies. Potential benefits of the plan to the fund include improved shareholder services, savings to the fund in transfer agency costs, savings to the fund in advisory fees and other expenses, benefits to the investment process from growth or stability of assets and maintenance of a financially healthy management organization. The selection and nomination of directors who are not "interested persons" of the fund are committed to the discretion of the directors who are not interested persons during the existence of the Plan. The Plan is reviewed quarterly and must be renewed annually by the Board of Directors.

 Under the Plan the fund may expend up to 0.25% of its net assets annually to finance any activity which is primarily intended to result in the sale of fund shares, provided the fund's Board of Directors has approved the category of expenses for which payment is being made. These include service fees for qualified dealers and dealer commissions and wholesaler compensation on sales of shares exceeding $1 million (including purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under
Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees). Only expenses incurred during the preceding 12 months and accrued while the Plan is in effect may be paid by the fund. During the year ended December 31, 1995, the fund paid or accrued $6,031,000 for compensation to dealers under the Plan.

 The Glass-Steagall Act and other applicable laws, among other things, generally prohibit commercial banks from engaging in the business of underwriting, selling or distributing securities, but permit banks to make shares of mutual funds available to their customers and to perform administrative and shareholder servicing functions. However, judicial or administrative decisions or interpretations of such laws, as well as changes in either federal or state statutes or regulations relating to the permissible activities of banks or their subsidiaries of affiliates, could prevent a bank from continuing to perform all or a part of its servicing activities. If a bank were prohibited from so acting, shareholder clients of such bank would be permitted to remain shareholders of the fund and alternate means for continuing the servicing of such shareholders would be sought. In such event, changes in the operation of the fund might occur and shareholders serviced by such bank might no longer be able to avail themselves of any automatic investment or other services then being provided by such bank. It is not expected that shareholders would suffer with adverse financial consequences as a result of any of these occurrences.

 In addition, state securities laws on this issue may differ from the interpretations of federal law expressed herein and certain banks and financial institutions may be required to be registered as dealers pursuant to state law.


                   DIVIDENDS, DISTRIBUTIONS AND FEDERAL TAXES

 The fund intends to meet all the requirements, and has elected the tax status of a "regulated investment company," under the provisions of Subchapter M of the Internal Revenue Code of 1986 (the Code). Under Subchapter M, if the fund distributes within specified times at least 90% of its investment company taxable income, it will be taxed only on that portion of such investment company taxable income that it retains.

 To qualify, the fund must (a) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans, and gains from the sale or other disposition of stock, securities, currencies or other income derived with respect to its business of investing in such stock, securities or currencies; (b) derive less than 30% of its gross income from the gains or sale or other disposition of stock or securities held less than three months; and (c) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the fund's assets is represented by cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities (but such other securities must be limited, in respect of any one issuer, to an amount not greater than 5% of the fund's assets and 10% of the outstanding voting securities of such issuer), and (ii) not more than 25% of the value of its assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies), or in two or more issuers which the fund controls and which are engaged in the same or similar trades or businesses or related trades or businesses.

 Under the Code, a nondeductible excise tax of 4% is imposed on the excess of a regulated investment company's "required distribution" for the calendar year ending within the regulated investment company's taxable year over the "distributed amount" for such calendar year. The term "required distribution" means the sum of (i) 98% of ordinary income (generally net investment income) for the calendar year, (ii) 98% of capital gains (both long-term and short-term) for the one-year period ending on October 31 (as though the one-year period ending on October 31 were the regulated investment company's taxable year), and (iii) the sum of any untaxed, undistributed net investment income and net capital gains of the regulated investment company for prior periods. The term "distributed amount" generally means the sum of (i) amounts actually distributed by the fund from its current year's ordinary income and capital gain net income and (ii) any amount on which the fund pays income tax for the year. The fund intends to distribute net investment income and net capital gains so as to minimize or avoid the excise tax liability.

 The fund also intends to continue distributing to shareholders all of the excess of net long-term capital gain over net short-term capital loss on sales of securities. If the net asset value of shares of the fund should, by reason of a distribution of realized capital gains, be reduced below a shareholder's cost, such distribution would to that extent be a return of capital to that shareholder even though taxable to the shareholder, and a sale of shares by a shareholder at net asset value at that time would establish a capital loss for federal tax purposes.

 Dividends generally are taxable to shareholders at the time they are paid. However, dividends declared in October, November and December and made payable to shareholders of record in such a month are treated as paid and are thereby taxable as of December 31, provided that the fund pays the dividend no later than the end of January of the following year.

 Corporate shareholders of the fund may be eligible for the dividends-received deduction on the dividends (excluding the net capital gains dividends) paid by the fund to the extent that the fund's income is derived from dividends (which, if received directly, would qualify for such deduction) received from domestic corporations. In order to qualify for the dividends-received deduction, a corporate shareholder must hold the fund shares paying the dividends upon which the deduction is based for at least 46 days.

 If a shareholder exchanges or otherwise disposes of shares of the fund within 90 days of having acquired such shares, and if, as a result of having acquired those shares, the shareholder subsequently pays a reduced sales charge for shares of the fund, or of a different fund, the sales charge previously incurred in acquiring the fund's shares shall not be taken into account (to the extent such previous sales charges do not exceed the reduction in sales charges) for the purpose of determining the amount of gain or loss on the exchange, but will be treated as having been incurred in the acquisition of such other shares. Also, any loss realized on a redemption or exchange of shares of a fund will be disallowed to the extent substantially identical shares are re-acquired within the 61-day period beginning 30 days before and ending 30 days after the shares are disposed of.

 The fund may be required to pay withholding and other taxes imposed by foreign countries generally at rates from 10% to 40% which would reduce the fund's investment income. Tax conventions between certain countries and the United States may reduce or eliminate such taxes. Not more than 50% of the total assets of the fund is expected to consist of securities of foreign issuers. Therefore, the fund will not be eligible to elect to "pass through" foreign tax credits to shareholders and, to the extent the fund does pay foreign withholding or other foreign taxes on investments in foreign securities, shareholders will not be able to deduct their pro rata share of such taxes in computing their taxable income and will not be able to take their share of such taxes as a credit against their U.S. income taxes.

 Under the Code, distributions of net investment income by the fund to a shareholder who, as to the U.S., is a nonresident alien individual, nonresident alien fiduciary of a trust or estate, foreign corporation or foreign partnership (a foreign shareholder) will be subject to U.S. withholding tax (at a rate of 30% or lower treaty rate). Withholding will not apply if a dividend paid by the fund to a foreign shareholder is "effectively connected" with a U.S. trade or business, in which case the reporting and withholding requirements applicable to U.S. citizens, U.S. residents, or domestic corporations will apply. Distributions of net long-term capital gains not effectively connected with a U.S. trade or business are not subject to tax withholding, but in the case of a foreign shareholder who is a nonresident alien individual, such distributions ordinarily will be subject to U.S. income tax at a rate of 30% if the individual is physically present in the U.S. for more than 182 days during the taxable year.

 As of the date of this statement of additional information, the maximum federal individual stated tax rate applicable to ordinary income is 39.6% (effective tax rates may be higher for some individuals due to phase out of exemptions and elimination of deductions); the maximum individual tax rate applicable to net capital gains is 28%; and the maximum corporate tax applicable to ordinary income and net capital gains is 35%. However, to eliminate the benefit of lower marginal corporate income tax rates, corporations which have taxable income in excess of $100,000 for a taxable year will be required to pay an additional amount of tax of up to $11,750 and corporations which have taxable income in excess of $15,000,000 for a taxable year will be required to pay an additional amount of tax of up to $100,000. Naturally, the amount of tax payable by a shareholder with respect to either distributions from the fund or disposition of fund shares will be affected by a combination of tax law rules covering, E.G., deductions, credits, deferrals, exemptions, sources of income and other matters. Under the Code, an individual is entitled to establish an IRA each year (prior to the tax return filing deadline for the year) whereby earnings on investments are tax-deferred. In addition, in some cases, the IRA contribution itself may be deductible.

 The foregoing is limited to a summary of federal taxation and should not be viewed as a comprehensive discussion of all provisions of the Code relevant to investors. Dividends and capital gain distributions may also be subject to state or local taxes. Investors are urged to consult their tax advisers with specific reference to their own tax situations.


                               PURCHASE OF SHARES

 PRICE OF SHARES - Purchases of shares are made at the offering price next determined after the purchase order is received by the fund or American Funds Service Company; this offering price is effective for orders received prior to the time of determination of the net asset value and, in the case of orders placed with dealers, accepted by the Principal Underwriter prior to its close of business. The dealer is responsible for promptly transmitting purchase orders to the Principal Underwriter. Orders received by the investment dealer, the Transfer Agent, or the fund after the time of determination of the net asset value will be entered at the next calculated offering price. Prices which appear in the newspaper are not always indicative of prices at which you will be purchasing and redeeming shares of the fund, since such prices generally reflect the previous day's closing price whereas purchases and redemptions are made at the next calculated price.

 The price you pay for shares, the offering price, is based on the net asset value per share which is calculated once daily at the close of trading (currently 4:00 p.m., New York time) each day the New York Stock Exchange is open. The New York Stock Exchange is currently closed on weekends and on the following holidays: New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas Day. The net asset value per share is determined as follows:

 1. Stocks, and convertible bonds and debentures, traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market stated at the last reported sales price on such exchange on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last-quoted bid price. Non-convertible bonds and debentures, and other long-term debt securities normally are valued at prices obtained for the day of valuation from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the Investment Adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality, and type. U.S. Treasury bills, and other short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, certificates of deposit issued by banks, corporate short-term notes and other short-term investments with original or remaining maturities in excess of 60 days are valued at the mean of representative quoted bid and asked prices for such securities or, if such prices are not available, for securities of comparable maturity, quality and type. Short-term securities with 60 days or less to maturity are amortized to maturity based on their cost to the fund if acquired within 60 days of maturity or, if already held by the fund on the 60th day, based on the value determined on the 61st day. Other securities are valued on the basis of last sale or bid prices in what is, in the opinion of the Investment Adviser, the broadest and most representative market, which may be either a securities exchange or the over-the-counter market. Where quotations are not readily available, securities are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors. The fair value of all other assets is added to the value of securities to arrive at the total assets;

 2. There are deducted from total assets, thus determined, the liabilities, including proper accruals of taxes and other expense items; and

 3. The value of the net assets so obtained is then divided by the total number of shares outstanding, and the result, rounded to the nearer cent, is the net asset value per share.

 STATEMENT OF INTENTION - The reduced sales charges and offering prices set forth in the Prospectus apply to purchases of $50,000 or more made within a 13-month period subject to the following statement of intention (the Statement) terms. The Statement is not a binding obligation to purchase the indicated amount. When a shareholder elects to utilize the Statement in order to qualify for a reduced sales charge, shares equal to 5% of the dollar amount specified in the Statement will be held in escrow in the shareholder's account out of the initial purchase (or subsequent purchases, if necessary) by the Transfer Agent. All dividends and any capital gain distributions on shares held in escrow will be credited to the shareholder's account in shares (or paid in cash, if requested). If the intended investment is not completed within the specified 13-month period, the purchaser will remit to the Principal Underwriter the difference between the sales charge actually paid and the sales charge which would have been paid if the total of such purchases had been made at a single time. If the difference is not paid within 45 days after written request by the Principal Underwriter or the securities dealer, the appropriate number of shares held in escrow will be redeemed to pay such difference. If the proceeds from this redemption are inadequate, the purchaser will be liable to the Principal Underwriter for the balance still outstanding. The Statement may be revised upward at any time during the 13-month period, and such a revision will be treated as a new Statement, except that the 13-month period during which the purchase must be made will remain unchanged and there will be no retroactive reduction of the sales charges paid on prior purchases. Existing holdings eligible for rights of accumulation (see the prospectus and account application) may be credited toward satisfying the Statement. During the Statement period reinvested dividends and capital gain distributions, investments in money market funds, and investments made under a right of reinstatement will not be credited toward satisfying the Statement.

 In the case of purchase orders by the trustees of certain retirement plans by payroll deduction, the sales charge for the investments made during the 13-month period will be handled as follows: The regular monthly payroll deduction investment will be multiplied by 13 and then multiplied by 1.5. The current value of existing American Funds investments (other than money market fund investments) and any rollovers or transfers reasonably anticipated to be invested in non-money market American Funds during the 13-month period are added to the figure determined above. The sum is the Statement amount and applicable breakpoint level. On the first investment and all other investments made pursuant to the Statement, a sales charge will be assessed according to the sales charge breakpoint thus determined. There will be no retroactive adjustments in sales charges on investments previously made during the 13-month period.

 Shareholders purchasing shares at a reduced sales charge under a Statement indicate their acceptance of these terms with their first purchase.

 DEALER COMMISSIONS - The following commissions will be paid to dealers who initiate and are responsible for purchases of $1 million or more, for purchases by any employer-sponsored 403(b) plan or purchases by any defined contribution plan qualified under Section 401(a) of the Internal Revenue Code including a "401(k)" plan with 200 or more eligible employees, and for purchases made at net asset value by certain retirement plans of organizations with collective retirement plan assets of $100 million or more: 1.00% on amounts to $2 million, 0.80% on amounts over $2 million to $3 million, 0.50% on amounts over $3 million to $50 million, 0.25% on amounts over $50 million to $100 million, and 0.15% on amounts over $100 million. The level of dealer commissions will be determined based on sales made over a 12-month period commencing from the date of the first sale at net asset value. See "The American Funds Shareholder Guide" in the fund's prospectus for more information.


                  SHAREHOLDER ACCOUNT SERVICES AND PRIVILEGES

 AUTOMATIC INVESTMENT PLAN - The automatic investment plan enables shareholders to make regular monthly or quarterly investments in shares through automatic charges to their bank accounts. With shareholder authorization and bank approval, the Transfer Agent will automatically charge the bank account for the amount specified ($50 minimum), which will be automatically invested in shares at the offering price on or about the 10th day of the month (or on or about the 15th day of the month in the case of accounts for retirement plans where Capital Guardian Trust Company serves as custodian or trustee). Bank accounts will be charged on the day or a few days before investments are credited, depending on the bank's capabilities, and shareholders will receive a confirmation statement at least quarterly. Participation in the plan will begin within 30 days after receipt of the account application. If the shareholder's bank account cannot be charged due to insufficient funds, a stop-payment order or the closing of the account, the plan may be terminated and the related investment reversed. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Transfer Agent.

 AUTOMATIC WITHDRAWALS - Withdrawal payments are not to be considered as dividends, yield or income. Automatic investments may not be made into a shareholder account from which there are automatic withdrawals. Withdrawals of amounts exceeding reinvested dividends and distributions and increases in share value would reduce the aggregate value of the shareholder's account. The Transfer Agent arranges for the redemption by the fund of sufficient shares, deposited by the shareholder with the Transfer Agent, to provide the withdrawal payment specified.

 CROSS-REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS - A shareholder in one fund may elect to cross-reinvest dividends or dividends and capital gain distributions paid by that fund (the paying fund) into any other fund in The American Funds Group (the receiving fund) subject to the following conditions:
(i) the aggregate value of the shareholder's account(s) in the paying fund(s) must equal or exceed $5,000 (this condition is waived if the value of the account in the receiving fund equals or exceeds that fund's minimum initial investment requirement), (ii) as long as the value of the account in the receiving fund is below that fund's minimum initial investment requirement, dividends and capital gain distributions paid by the receiving fund must be automatically reinvested in the receiving fund, and (iii) if this privilege is discontinued with respect to a particular receiving fund, the value of the account in that fund must equal or exceed the fund's minimum initial investment requirement or the fund shall have the right, if the shareholder fails to increase the value of the account to such minimum within 90 days after being notified of the deficiency, automatically to redeem the account and send the proceeds to the shareholder. These cross-reinvestments of dividends and capital gain distributions will be at net asset value (without sales charge).


                      EXECUTION OF PORTFOLIO TRANSACTIONS

 There are occasions on which portfolio transactions for the fund may be executed as part of concurrent authorizations to purchase or sell the same security for other of the funds served by the Investment Adviser, or for trusts or other accounts served by affiliated companies of the Investment Adviser. Although such concurrent authorizations potentially could be either advantageous or disadvantageous to the fund, they are effected only when the Investment Adviser believes that to do so is in the interest of the fund. When such concurrent authorizations occur, the objective is to allocate the executions in an equitable manner. The fund will not pay a mark-up for research in principal transactions.

 The fund is required to disclose information regarding investments in the securities of broker-dealers which have certain relationships with the fund. During the last fiscal year, J.P. Morgan and Co., General Electric Co. and General Electric Capital Corp., were among the top 10 dealers that acted as principals in portfolio transactions. The fund held equity securities of J.P. Morgan and Co. and General Electric Co. in the amounts of $9,630,000 and $21,600,000, respectively, and debt securities of General Electric Capital Corp. in the amount of $47,537,000, as of the close of its most recent fiscal year.

 Brokerage commissions paid on portfolio transactions, including dealer concessions on underwritings, during the years ended December 31, 1995, 1994 and 1993 amounted to $2,653,000, $1,050,000 and $1,443,000, respectively.


                              GENERAL INFORMATION

 CUSTODIAN OF ASSETS - Securities and cash owned by the fund, including proceeds from the sale of shares of the fund and of securities in the fund's portfolio, are held by The Chase Manhattan Bank, N.A., One Chase Manhattan Plaza, New York, NY 10081, as Custodian.

 TRANSFER AGENT - American Funds Service Company, a wholly owned subsidiary of the Investment Adviser, maintains the record of each shareholder's account, processes purchases and redemptions of the fund's shares, acts as dividend and capital gain distribution disbursing agent, and performs other related shareholder service functions. When fund shares are purchased by an insurance company separate account to serve as the underlying investment vehicle for variable insurance contracts, the fund may pay a fee to the insurance company or another party for performing certain transfer agent services with respect to contract owners having interests in the fund.

 INDEPENDENT ACCOUNTANTS - Deloitte & Touche LLP located at 1000 Wilshire Boulevard, Los Angeles, CA 90017, serves as the fund's independent accountants providing audit services, preparing tax returns and reviewing certain documents of the fund to be filed with the Securities and Exchange Commission. The financial statements included in this Statement of Additional Information from the Annual Report have been so included in reliance on the report of Deloitte & Touche LLP given on the authority of said firm as experts in accounting and auditing.

 REMOVAL OF DIRECTORS BY SHAREHOLDERS - At any meeting of shareholders, duly called and at which a quorum is present, the shareholders may, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may elect a successor or successors to fill any resulting vacancies for the unexpired terms of removed directors. The fund has made an undertaking, at the request of the staff of the Securities and Exchange Commission, to apply the provisions of section 16(c) of the 1940 Act with respect to the removal of directors as though the fund were a common-law trust. Accordingly, the directors of the fund shall promptly call a meeting of shareholders for the purpose of voting upon the question of removal of any director when requested in writing to do so by the record holders of not less than 10% of the outstanding shares.

 REPORTS TO SHAREHOLDERS - The fund's fiscal year ends on December 31. Shareholders are provided at least semi-annually with reports showing the investment portfolio, financial statements and other information. The annual financial statements are audited annually by the fund's independent accountants, Deloitte & Touche LLP, whose selection is determined annually by the Board of Directors.

 PERSONAL INVESTING POLICY - Capital Research and Management Company and its affiliated companies have adopted a personal investing policy consistent with Investment Company Institute guidelines. This policy includes: a ban on acquisitions of securities pursuant to an initial public offering; restrictions on acquisitions of private placement securities; pre-clearance and reporting requirements; review of duplicate confirmation statements; annual recertification of compliance with codes of ethics; disclosure of personal holdings by certain investment personnel prior to recommendation for purchase for the fund; blackout periods on personal investing for certain investment personnel; ban on short-term trading profits for investment personnel; limitations on service as a director of publicly traded companies; and disclosure of personal securities transactions.

 The financial statements including the investment portfolio and the report of Independent Auditors contained in the Annual Report are included in this Statement of Additional Information. The following information is not included in the Annual Report:

DETERMINATION OF NET ASSET VALUE,
REDEMPTION PRICE AND
MAXIMUM OFFERING PRICE PER SHARE--DECEMBER 31, 1995

Net asset value and redemption price per share                    $14.15
  (Net assets divided by shares outstanding)

Maximum offering price per share                                  $15.01
  (100/94.25 of net asset value per share which takes into
     account the fund's current maximum sales charge.)



                               INVESTMENT RESULTS

 The fund's yield is 3.60% based on a 30-day (or one month) period ended December 31, 1995, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

 YIELD = 2[(a-b/cd+1)/6/-1]
Where:  a = dividends and interest earned during the period.
  b  = expenses accrued for the period (net of reimbursements).
  c = the average daily number of shares outstanding during the period that were entitled to receive dividends.
  d  = the maximum offering price per share on the last day of the period.

  The fund's average annual total returns for the one, five and ten-year periods ended on December 31, 1995 were +19.84%, +12.80% and +11.60%, respectively. The average annual total return (T) is computed by using the value at the end of the period (ERV) of a hypothetical initial investment of $1,000 (P) over a period of years (n) according to the following formula as required by the Securities and Exchange Commission: P(1+T)/n/ = ERV.

 To calculate total return, an initial investment is divided by the offering price (which includes the sales charge) as of the first day of the period in order to determine the initial number of shares purchased. Subsequent dividends and capital gain distributions are then reinvested at net asset value on the reinvestment date determined by the Board of Directors. The sum of the initial shares purchased and shares acquired through reinvestment is multiplied by the net asset value per share as of the end of the period in order to determine ending value. The difference between the ending value and the initial investment divided by the initial investment converted to a percentage equals total return. The resulting percentage indicates the positive or negative investment results that an investor would have experienced from reinvested dividends and capital gain distributions and changes in share price during the period. Total return may be calculated for one year, five years, ten years and for other periods of years. The average annual total return over periods greater than one year also may be computed by utilizing ending values as determined above.

 The following assumptions will be reflected in computations made in accordance with the formula stated above: (1) deduction of the maximum sales load of 5.75% from the $1,000 initial investment; (2) reinvestment of dividends and distributions at net asset value on the reinvestment date determined by the Board; and (3) a complete redemption at the end of any period illustrated.

 The fund may also calculate a distribution rate on a taxable and tax equivalent basis. The distribution rate is computed by dividing the dividends paid by the fund over the last 12 months by the sum of the month-end net asset value or maximum offering price and the capital gains paid over the last 12 months. The distribution rate may differ from the yield.

 The fund may include information on its investment results and/or comparisons of its investment results to various unmanaged indices (such as The Dow Jones Average of 30 Industrial Stocks, The Standard and Poor's 500 Stock Composite Index, the Lehman Brothers Corporate Bond Index, the Lehman Brothers Aggregate Bond Index and the Salomon Brothers High-Grade Corporate Bond Index) or results of other mutual funds or investment or savings vehicles in advertisements or in reports furnished to present or prospective shareholders.

 The fund may refer to results compiled by organizations such as CDA Investment Technologies, Ibbotson Associates, Lipper Analytical Services, Morningstar, Inc. and Wiesenberger Investment Companies Services and by the U.S. Department of Commerce. Additionally, the fund may, from time to time, refer to results published in various newspapers or periodicals, including Barrons, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance Magazine, Money, U.S. News and World Report and The Wall Street Journal.

 The fund may, from time to time, illustrate the benefits of tax-deferral by comparing taxable investments to investments made through tax-deferred retirement plans.

 The fund may, from time to time, compare its investment results with the Consumer Price Index, which is a measure of the average change in prices over time in a fixed market basket of goods and services (E.G. food, clothing, and fuels, transportation, and other goods and services that people buy for day-to-day living).

 The investment results for AMBAL set forth below were calculated as described above. Data contained in Salomon's Market Performance and Lehman Brothers' The Bond Market Report are used to calculate cumulative total return from their base period (12/31/68 and 12/31/72, respectively) for each index. The percentage increases shown in the table below or used in published reports of the fund are obtained by subtracting the index results at the beginning of the period from the index results at the end of the period and dividing the difference by the index results at the beginning of the period.


                      AMBAL vs. Various Unmanaged Indices

10-Year        AMBAL      DJIA/1/    S&P 500/2/    Lehman       Lehman        Salomon      Average
Period                                             Brothers     Brothers      High-Grade/5/   Savings
1/1 - 12/31                                        Corporate/3/   Aggregate/4/                Account/6/



1986 - 1995    +200%      +360%      +299%         +171%        +151%         +192%        +69%

1985 - 1994    +205       +349       +282          +175         +158          +199         +77

1984 - 1993    +232       +333       +301          +233         +207          +271         +88

1983 - 1992    +246       +367       +346          +225         +203          +248         +99

1982 - 1991    +309       +452       +404          +316         +274          +353         +112

1981 - 1990    +243       +328       +267          +261         +242          +274         +122

1980 - 1989    +298       +426       +402          +236         +223          +240         +125

1979 - 1988    +252       +340       +352          +189         +187          +180         +125

1978 - 1987    +232       +289       +313          +165         +170          +153         +125

1977 - 1986    +221       +221       +264          +167         +171          +158         +125

1976 - 1985    +246       +211       +281          +173         +171          +155         +123

1975#-1984     +275       +143       +198          +134         N/A           +108         +113


________________
# Since July 26, 1975, the period in which Capital Research and Management Company has been the fund's adviser.

/1/ The Dow Jones Average of 30 Industrial Stocks is comprised of 30 industrial companies such as General Motors and General Electric.

/2/ The Standard and Poor's 500 Stock Composite Index is comprised of industrial, transportation, public utilities, and financial stocks and represents a large portion of the value of issues traded on the New York Stock Exchange. Selected issues traded on the American Stock Exchange are also included.

/3/ The Lehman Brothers Corporate Bond Index is comprised of all public, fixed rate, non-convertible investment grade domestic corporate debt. Issues included in this index are rated at least Baa by Moody's Investors Service, BBB by Standard and Poor's Corporation or, in the case of bank bonds not rated by either of the previously mentioned services, BBB by Fitch Investors Service.

/4/ The Lehman Brothers Aggregate Bond Index covers all sectors of the fixed income market and is a combination of the Lehman Brothers Treasury Bond Index, the Agency Bond Index, the Corporate Bond Index, the Yankee Bond Index and the Mortgage Backed Securities Index.

/5/ The Salomon Brothers High-Grade Corporate Bond Index is comprised of a sample of high-grade corporate bonds which have a rating of AAA or AA by Standard and Poor's Corporation.

/6/ Based on figures supplied by the U.S. League of Savings Institutions and the Federal Reserve Board which reflect all kinds of savings deposits, including longer-term certificates. Savings accounts offer a guaranteed return of principal, but no opportunity for capital growth. During a portion of the period, the maximum rates paid on some savings deposits were fixed by law.

If you are considering the fund for an
Individual Retirement Account. . .
Here's how much you would have if you had invested $2,000 on January 1 of each year in AMBAL over the past 5 and 10 years:

5 years                                10 years
(1/1/91-12/31/95)                      (1/1/86-12/31/95)
$14,056                                $38,076




SEE THE DIFFERENCE TIME CAN MAKE IN AN INVESTMENT PROGRAM

If you had                                        . . . and had taken
invested $10,000                                  all dividends and
in AMBAL this many                                capital gain
     years ago                                    distributions
                                                  in shares, your
                                                  investment would
                                                  have been worth
                                                  this much at
                                                       12/31/95

|                                                 |

Number                             Periods        Value
of Years                         1/1 - 12/31

1                                    1995         $11,984

2                                1994-1995         12,019

3                                1993-1995         13,377

4                                1992-1995         14,640

5                                1991-1995         18,262

6                                1990-1995         17,970

7                                1989-1995         21,843

8                                1988-1995         24,654

9                                1987-1995         25,651

10                               1986-1995         29,979

11                               1985-1995         38,718

12                               1984-1995         42,313

13                               1983-1995         49,169

14                               1982-1995         63,609

15                               1981-1995         66,391

16                               1980-1995         75,893

17                               1979-1995         81,696

18                               1978-1995         86,738

19                               1977-1995         87,377

20                               1976-1995        110,024

21                               1975#-1995       116,179



__________________
# Since July 26, 1975, the period in which Capital Research and Management Company has been the fund's adviser.

Illustration of a $10,000 investment in AMBAL with dividends reinvested and capital gain distributions taken in shares
(for the period under CRMC management:  July 26, 1975 - December 31, 1995)

               COST OF SHARES                                               VALUE OF SHARES


Year           Annual         Dividends     Total          From Initial   From           From          Total
Ended          Dividends      (cumulative)   Investment     Investment     Capital Gains   Dividends     Value
Dec. 31                                     Cost                          Reinvested     Reinvested



1975#          $  305         $   305       $10,305        $ 9,629        -              $   319       $ 9,948

1976           594            899           10,899         11,513         -              1,020         12,533

1977           656            1,555         11,555         10,990         -              1,630         12,620

1978           709            2,264         12,264         11,059         -              2,345         13,404

1979           801            3,065         13,065         11,252         -              3,175         14,427

1980           1,050          4,115         14,115         12,008         -              4,490         16,498

1981           1,303          5,418         15,418         11,609         -              5,615         17,224

1982           1,474          6,892         16,892         13,865         -              8,415         22,280

1983           1,724          8,616         18,616         15,007         -              10,862        25,869

1984           1,852          10,468        20,468         13,838         $2,484         11,969        28,291

1985           1,912          12,380        22,380         16,025         4,520          15,982        36,527

1986           2,202          14,582        24,582         14,897         10,863         16,930        42,690

1987           2,710          17,292        27,292         13,934         12,167         18,305        44,406

1988           2,780          20,072        30,072         14,388         14,035         21,700        50,123

1989           3,284          23,356        33,356         15,695         18,227         26,993        60,915

1990           3,457          26,813        36,813         14,195         17,968         27,796        59,959

1991           3,684          30,497        40,497         16,575         21,807         36,383        74,765

1992           3,816          34,313        44,313         16,891         23,986         40,976        81,853

1993           4,072          38,385        48,385         17,290         27,761         46,029        91,080

1994           4,131          42,516        52,516         16,506         26,866         48,014        91,386

1995           4,335          46,851        56,851         19,464         35,427         61,288        116,179


The dollar amount of capital gain distributions during the period was $28,095.

# Since July 26, 1975, the period in which Capital Research and Management Company has been the Fund's adviser.

 EXPERIENCE OF INVESTMENT ADVISER - Capital Research and Management Company manages nine common stock funds that are at least 10 years old. In the rolling 10-year periods since January 1, 1966 (121 in all), those funds have had better total returns than the Standard and Poor's 500 Composite Stock Index in 94 of the 121 periods.

 Note that past results are not an indication of future investment results. Also, the fund has different investment policies than the funds mentioned above. These results are included solely for the purpose of informing investors about the experience and history of Capital Research and Management Company.

AMERICAN BALANCED FUND
INVESTMENT PORTFOLIO  DECEMBER 31, 1995

----------------------------------------------                   -----------       -----------         --------

                                                                 Percent

                                                                 Of

TEN LARGEST EQUITY HOLDINGS                                      Net Assets



Phillips Petroleum                                               2.02%

Wal-Mart Stores                                                  1.95

Minnesota Mining and Manufacturing                               1.74

Philip Morris                                                    1.63

DuPont                                                           1.44

Allstate                                                         1.42

Warner-Lambert                                                   1.27

Merck                                                            1.19

Ford Motor                                                       1.14

CSX                                                              1.14





INVESTMENT MIX BY SECURITY TYPE

----------------------------------------------

Common Stocks                                                    57%

Goverment Bonds                                                  16

Corporate Bonds                                                  11

Convertible Debentures                                           1

Cash                                                             15



                                                                                    Market             Percent

                                                                  Number            Value               of Net

COMMON STOCKS                                                    of Shares          (000)               Assets

----------------------------------------------                   -----------       -----------         -------

ENERGY

Energy Sources- 6.40%

Amoco Corp.                                                      280,000           $20,125             .66%

Atlantic Richfield Co.                                           100,000           11,075              .36

Chevron Corp.                                                    600,000           31,500              1.03

Exxon Corp.                                                      270,000           21,634              .71

Kerr-McGee Corp.                                                 210,000           13,335              .44

Phillips Petroleum Co.                                           1,800,000         61,425              2.02

Royal Dutch Petroleum Co.

 (New York Registered Shares)                                    140,000           19,758              .65

Unocal Corp.                                                     560,000           16,310              .53

Utilities: Electric & Gas - 3.15%

Consolidated Edison Co. of New York, Inc.                        500,000           16,000              .53

Duke Power Co.                                                   500,000           23,687              .78

Entergy Corp.                                                    600,000           17,550              .58

Long Island Lighting Co.                                         150,000           2,456               .08

Pacific Gas and Electric Co.                                     700,000           19,863              .65

PP&L Resources, Inc.                                             650,000           16,250              .53

                                                                                   -------             -------

                                                                                   290,968             9.55

                                                                                   -------             -------

MATERIALS

Building Materials & Components - 0.37%

Masco Corp.                                                      360,000           11,295              .37

Chemicals - 2.53%

Dow Chemical Co.                                                 300,000           21,113              .69

E.I. du Pont de Nemours and Co.                                  630,000           44,021              1.44

Great Lakes Chemical Corp.                                       170,000           12,240              .40

Forest Products & Paper - 4.08%

Bowater Inc.                                                     460,000           16,330              .54

Federal Paper Board Co., Inc.                                    400,000           20,750              .68

Georgia-Pacific Corp.                                            230,000           15,784              .52

International Paper Co.                                          500,000           18,937              .62

Louisiana-Pacific Corp.                                          1,075,000         26,069              .86

Union Camp Corp.                                                 550,000           26,194              .86

Metals: Nonferrous - 0.69%

Aluminum Co. of America                                          400,000           21,150              .69

                                                                                   -------             -------

                                                                                   233,883             7.67

                                                                                   -------             -------

CAPITAL EQUIPMENT

Aerospace & Military Technology - 0.64%

Boeing Co.                                                       250,000           19,593              .64

Data Processing & Reproduction - 0.78%

International Business Machines Corp.                            110,000           10,093              .33

Xerox Corp.                                                      100,000           13,700              .45

Electrical & Electronic - 0.71%

General Electric Co.                                             300,000           21,600              .71

Industrial Components - 0.54%

Goodyear Tire & Rubber Co.                                       360,000           16,335              .54

Machinery & Engineering- 0.54%

Caterpillar Inc.                                                 280,000           16,450              .54

                                                                                   -------             -------

                                                                                   97,771              3.21

                                                                                   -------             -------

CONSUMER GOODS

Automobiles - 1.14%

Ford Motor Co., Class A                                          1,200,000         34,800              1.14

Beverages & Tobacco - 2.48%

Anheuser-Busch Companies, Inc.                                   170,000           11,369              .37

Philip Morris Companies Inc.                                     550,000           49,775              1.63

UST Inc.                                                         440,000           14,685              .48

Health & Personal Care - 6.02%

Abbott Laboratories                                              135,000           5,636               .19

American Home Products Corp.                                     300,000           29,100              .96

Bristol-Myers Squibb Co.                                         200,000           17,175              .56

Eli Lilly and Co.                                                500,000           28,125              .92

Merck & Co., Inc.                                                550,000           36,163              1.19

Pfizer Inc                                                       100,000           6,300               .21

Schering-Plough Corp.                                            400,000           21,900              .72

Warner-Lambert Co.                                               400,000           38,850              1.27

                                                                                   -------             -------

                                                                                   293,878             9.64

                                                                                   -------             -------

SERVICES

Broadcasting & Publishing - 1.53%

Dow Jones & Co., Inc.                                            400,000           15,950              .52

Gannett Co., Inc.                                                350,000           21,481              .70

Time Warner Inc.,preferred equity redemption

 cumulative stock                                                135,000           4,219               .14

U S WEST Media Group/1/                                          280,000           5,320               .17

Business & Public Services - 3.09%

Columbia/HCA Healthcare Corp.                                    250,000           12,688              .42

Dun & Bradstreet Corp.                                           530,000           34,317              1.13

Pitney Bowes Inc.                                                350,000           16,450              .54

U.S. Healthcare, Inc.                                            370,000           17,205              .56

WMX Technologies, Inc.                                           450,000           13,444              .44

Leisure & Tourism - 0.12%

Marriott International, Inc.                                     100,000           3,825               .12

Merchandising - 1.95%

Wal-Mart Stores, Inc.                                            2,650,000         59,294              1.95

Telecommunications - 2.29%

AT&T Corp.                                                       300,000           19,425              .64

MCI Communications Corp.                                         540,000           14,107              .46

Pacific Telesis Group                                            360,000           12,105              .40

Sprint Corp.                                                     350,000           13,956              .46

U S WEST Communications Group

 (Formerly U S WEST Inc.)                                        280,000           10,010              .33

Transportation: Rail & Road - 1.94%

CSX Corp.                                                        760,000           34,675              1.14

Union Pacific Corp.                                              370,000           24,420              .80

                                                                                   -------             -------

                                                                                   332,891             10.92

                                                                                   -------             -------

FINANCE

Banking - 7.21%

Banc One Corp.                                                   450,000           16,987              .56

BankAmerica Corp.                                                400,000           25,900              .85

Boatmen's Bancshares, Inc.                                       400,000           16,350              .54

First Fidelity Bancorporation                                    150,000           11,306              .37

First Hawaiian Bank                                              769,000           23,070              .76

First Union Corp.                                                250,000           13,906              .46

First Virginia Banks, Inc.                                       320,300           13,373              .44

Fleet Financial Group, Inc.                                      750,000           30,563              1.00

Integra Financial Corp.                                          350,000           22,050              .72

J.P. Morgan & Co. Inc.                                           120,000           9,630               .32

NationsBank Corp.                                                300,000           20,887              .68

PNC Bank Corp.                                                   175,000           5,644               .18

U.S. Bancorp                                                     300,000           10,088              .33

Financial Services - 1.22%

Beneficial Corp.                                                 90,000            4,196               .14

Federal Home Loan Mortgage Corp.                                 200,000           16,700              .55

Federal National Mortgage Assn.                                  130,000           16,136              .53

Insurance - 5.15%

Allstate Corp.                                                   1,050,000         43,181              1.42

American General Corp.                                           350,000           12,206              .40

CIGNA Corp.                                                      188,200           19,432              .64

Lincoln National Corp.                                           230,000           12,363              .40

SAFECO Corp.                                                     1,000,000         34,500              1.13

St. Paul Companies, Inc.                                         260,000           14,463              .47

USLIFE Corp.                                                     700,000           20,912              .69

                                                                                   -------             -------

                                                                                   413,843             13.58

                                                                                   -------             -------

MULTI-INDUSTRY AND MISCELLANEOUS

Multi-Industry - 2.07%

Minnesota Mining and Manufacturing Co.                           800,000           53,000              1.74

Tenneco Inc.                                                     200,000           9,925               .33

Miscellaneous - 0.19%

Other common stocks in initial period of acquisition                               5,660               .19

                                                                                   -------             -------

                                                                                   68,585              2.26

                                                                                   -------             -------

TOTAL COMMON STOCKS                                                                1,731,819           56.83

                                                                                   -------             -------

----------------------------------------------                   ---------         -------             -------

                                                                 Principal

                                                                 Amount

CONVERTIBLE DEBENTURES                                           (000)

----------------------------------------------                   ---------         -------             -------

Broadcasting & Publishing - 0.21%

Time Warner Inc. 0% 2012                                         $6,500            2,283               .07

Time Warner Inc. 0% 2013                                         10,000            4,125               .14

Industrials - 0.27%

Hanson America Inc. 2.39% 2001/2/                                10,000            8,325               .27

Trasportation: Airlines  - 0.10%

Airborne Freight Corp. 6.75% 2001                                3,000             3,015               .10

Miscellaneous - 0.23%

Other convertible debentures in initial period

 of acquisition                                                                    7,075               .23

                                                                                   -------             -------

TOTAL CONVERTIBLE DEBENTURES                                                       24,823              .81

                                                                                   -------             -------

TOTAL COMMON STOCKS AND CONVERTIBLE DEBENTURES                                     1,756,642           57.64

                                                                                   -------             -------

----------------------------------------------                   ---------         -------             -------

BONDS & NOTES

----------------------------------------------                   ---------         -------             -------

INDUSTRIALS - 4.90%

Dayton Hudson Corp. 10.00% 2010                                  5,000             6,244               .20

Dayton Hudson Corp. 9.50% 2015                                   1,000             1,232               .04

Deere & Co. 8.95% 2019                                           3,400             4,182               .14

Federal Paper Board Co., Inc. 10.00% 2011                        10,000            13,337              .44

General Motors Corp. 8.80% 2021                                  12,500            15,407              .51

Inco Ltd. 9.875% 2019                                            3,000             3,365               .11

Inco Ltd. 9.60% 2022                                             5,000             5,783               .19

May Department Stores Co. 9.875% 2021                            6,500             7,818               .26

Mobil Corp. 8.00% 2032                                           5,000             5,529               .18

News America Holdings Inc. 10.125% 2012                          5,000             6,051               .20

News America Holdings Inc. 8.45% 2034                            2,500             2,884               .09

Occidental Petroleum Corp. 8.50% 2004                            2,500             2,686               .09

Occidental Petroleum Corp. 9.25% 2019                            5,000             6,291               .21

Pohang Iron & Steel Co., Ltd. 7.375% 2005                        5,000             5,312               .17

Polaroid Corp. 8.00% 1999                                        10,000            10,564              .35

Samsung Electric Co., Ltd. 8.50% 2002/2/                         5,000             5,563               .18

Swire Pacific Ltd. 8.50% 2004/2/                                 7,500             8,238               .27

TCI Communications Inc. 8.75% 2015                               4,000             4,435               .15

Tele-Communications, Inc. 9.25% 2023                             7,500             8,187               .27

Tenneco Credit Inc. 9.625% 2001                                  2,000             2,329               .08

Tenneco Credit Inc. 10.00% 2001                                  1,500             1,764               .06

Time Warner Inc. 10.15% 2012                                     5,000             6,197               .20

TKR Cable I, Inc. 10.50% 2007                                    4,000             4,650               .15

USX Corp., Series A, 9.375%  2012                                7,700             8,895               .29

USX Corp., Series A, 9.125%  2013                                2,000             2,299               .07

                                                                                   -------             -------

                                                                                   149,242             4.90

                                                                                   -------             -------

ELECTRIC UTILITIES - 0.15%

Big Rivers Electric Corp. 10.70% 2017                            4,000             4,507               .15

                                                                                   -------             -------

GAS UTILITIES - 0.24%

The Columbia Gas System, Inc.7.32% 2010                          5,000             5,144               .17

The Columbia Gas System Inc.7.42% 2015                           2,000             2,025               .07

                                                                                   -------             -------

                                                                                   7,169               .24

                                                                                   -------             -------

TELEPHONE - 0.21%

AT&T Corp. 8.625% 2031                                           5,600             6,516               .21

                                                                                   -------             -------

TRANSPORTATION - 0.90%

American Airlines, 1991-A1, pass-through

 certificates, 9.71% 2007/3/                                     1,849             2,147               .07

AMR Corp. 9.20% 2012                                             2,000             2,265               .07

Delta Air Lines, Inc. 9.875% 2000                                1,500             1,696               .05

Delta Air Lines, Inc. 10.375% 2011                               3,000             3,753               .12

Delta Air Lines, Inc., 1992-A2, pass-through

 certificates, 9.20% 2014/3/                                     1,500             1,704               .06

Delta Air Lines, Inc., 1993-A2, pass-through

 certificates, 10.50% 2016/3/                                    5,000             6,303               .21

Federal Express Corp., A310-A1, pass-through

 certificates, 7.53% 2006/3/                                     1,888             1,988               .07

United Air Lines, Inc. 9.00% 2003                                1,500             1,668               .05

United Air Lines, Inc. 10.67% 2004                               5,000             6,031               .20

                                                                                   ------              -------

                                                                                   27,555              .90

                                                                                   ------              -------

FINANCIAL - 2.97%

H.F. Ahmanson & Co. 9.875% 1999                                  3,000             3,399               .11

American Re Corp. 10.875% 2004                                   5,000             5,578               .18

Bank of Nova Scotia 6.00%/4/                                     4,000             3,120               .10

Bankers Trust New York Corp. 8.25% 2005                          2,000             2,246               .07

Beneficial Corp. 12.875% 2013                                    1,500             1,814               .06

Canadian Imperial Bank of Commerce 6.125%/4/                     1,600             1,256               .04

Capital One Bank 8.33% 1997                                      5,000             5,132               .17

CIGNA Corp. 6.375% 2006                                          5,000             4,927               .16

Continental Bank, NA 12.50% 2001                                 2,000             2,569               .08

Den Danske Bank 7.25% 2005                                       5,000             5,278               .17

Den Norske AS 6.125%/4/                                          3,000             2,385               .08

First Interstate Bancorp 8.625% 1999                             4,300             4,661               .15

General Motors Acceptance Corp. 7.875% 1997                      10,000            10,257              .34

General Motors Acceptance Corp. 8.625% 1999                      5,000             5,418               .18

General Motors Acceptance Corp. 9.375% 2000                      5,000             5,605               .19

General Motors Acceptance Corp. 9.625% 2000                      4,000             4,548               .15

General Motors Acceptance Corp. 9.625% 2001                      7,000             8,235               .27

General Motors Acceptance Corp. 8.75% 2005                       4,000             4,646               .15

General Motors Acceptance Corp. 8.875% 2010                      1,000             1,217               .04

Golden West Financial Corp. 10.25% 2000                          1,400             1,641               .05

Midland Bank 5.8125%/4/                                          4,000             3,208               .11

Security Pacific Corp. 11.00% 2001                               3,000             3,659               .12

                                                                                   ------              -------

                                                                                   90,799              2.97

                                                                                   ------              -------

REAL ESTATE - 0.59%

ERP Operating Limited Partnership 7.95% 2002                     1,500             1,603               .05

Irvine Co. 7.46% 2006/2/                                         2,500             2,497               .08

Security Capital Industrial Trust 7.875% 2009                    5,000             5,313               .18

Shopping Center Associates 6.75% 2004/2/                         5,000             5,006               .16

Wharf Capital International Ltd. 8.875% 2004                     3,500             3,759               .12

                                                                                   ------              -------

                                                                                   18,178              .59

                                                                                   ------              -------



OTHER - 0.06%

Trustees of Columbia University in the City of

 New York, Series B, 8.62% 2001                                  1,500             1,685               .06

                                                                                   ------              -------

COLLATERALIZED MORTGAGE/ASSET-BACKED

OBLIGATIONS/3/ -  1.38%

Case Equipment Loan Trust, 1995-A, 7.30% 2002                    7,754             7,909               .26

Green Tree Financial Corp. 6.80% 2027                            10,000            10,225              .33

Grupo Financiero Banamex Accival, SA de CV

 0% 2002/2/                                                      6,467             4,801               .16

Jet Equipment Trust, Series 1995-A, Class B,

 8.64% 2015/2/                                                   4,977             5,519               .18

Jet Equipment Trust, Series 1995-B, Class B,

 7.83% 2015/2/                                                   8,000             8,410               .28

Merrill Lynch Mortgage Investors, Inc. 1995-A

 7.4283% 2021                                                    4,968             5,115               .17

                                                                                   ------              -------

                                                                                   41,979              1.38

                                                                                   ------              -------

GOVERNMENTS (EXCLUDING U.S. GOVERNMENT) AND

 GOVERNMENTAL AUTHORITIES - 0.45%

British Columbia Hydro & Power Authority

 12.50% 2014                                                     2,000             2,442               .08

Israel (State of) 6.375% 2005                                    9,000             9,090               .30

Ontario (Province of) 11.50% 2013                                2,000             2,317               .07

                                                                                   ------              -------

                                                                                   13,849              .45

                                                                                   ------              -------

FEDERAL AGENCY OBLIGATIONS/3/ -  0.53%

Federal Home Loan Mortgage Corp.

 8.50% 2008                                                      322               336                 .01

Federal Home Loan Mortgage Corp.

 8.50% 2020                                                      10,240            10,691              .35

Government National Mortgage Assn. 11.00% 2015                   135               153                 .01

Government National Mortgage Assn. 9.50% 2018                    145               156                 .01

Government National Mortgage Assn. 10.50% 2019                   100               112                 .00

Government National Mortgage Assn. 8.50% 2025                    4,422             4,644               .15

                                                                                   ------              -------

                                                                                   16,092              .53

                                                                                   ------              -------

FEDERAL AGENCY OBLIGATIONS -  OTHER - 2.37%

Federal Home Loan Mortgage Corp. 6.945% 2005                     6,500             6,617               .22

Federal National Mortgage Assn. 8.16% 2000                       20,000            20,625              .68

Federal National Mortgage Assn. 8.71% 2005                       22,000            23,269              .76

FNSM Callable Principal STRIPS 0%/8.20% 2022/5/                  10,000            8,181               .27

FNSM Callable Principal STRIPS 0%/8.25% 2022/5/                  1,500             1,255               .04

Student Loan Marketing Assn. 7.67% 2000                          11,850            12,146              .40

                                                                                   ------              -------

                                                                                   72,093              2.37

                                                                                   ------              -------

U.S. TREASURY OBLIGATIONS - 12.99%

9.25% due 1/15/96                                                15,000            15,021              .49

7.50% due 1/31/96                                                15,000            15,026              .49

8.875% due 2/15/96                                               20,000            20,085              .66

9.375% due 4/15/96                                               15,000            15,171              .50

4.25% due 5/15/96                                                10,000            9,964               .33

7.25% due 8/31/96                                                20,000            20,244              .66

7.25% due 11/15/96                                               15,000            15,248              .50

4.75% February 1997                                              50,000            49,703              1.63

6.75% February 1997                                              4,000             4,068               .13

8.50% July 1997                                                  4,000             4,193               .14

8.75% October 1997                                               5,000             5,299               .17

7.375% November 1997                                             25,000            25,945              .85

8.875% November 1997                                             10,000            10,644              .35

5.625% January 1998                                              25,000            25,207              .83

8.25% July 1998                                                  25,000            26,758              .88

8.875% May 2000                                                  8,000             9,080               .30

8.75% August 2000                                                7,500             8,518               .28

13.125% May 2001                                                 2,000             2,719               .09

14.25% February 2002                                             2,000             2,906               .10

10.75% February 2003                                             12,800            16,702              .55

11.125% August 2003                                              1,000             1,342               .04

10.75% August 2005                                               8,500             11,678              .39

8.75% November 2008                                              10,000            11,928              .39

10.375% November 2009                                            6,750             8,906               .29

10.375% November 2012                                            32,000            44,240              1.45

10.625% August 2015                                              10,000            15,317              .50

                                                                                   ------              -------

                                                                                   395,912             12.99

                                                                                   ------              -------

TOTAL BONDS & NOTES                                                                845,576             27.74

                                                                                   ------              -------

----------------------------------------------                   ---------         ------              -------

SHORT-TERM SECURITIES

----------------------------------------------                   ---------         ------              -------

CORPORATE SHORT-TERM NOTES - 15.25%

A. I. Credit Corp. 5.70% due 1/4/96                              20,000            19,987              .65

American Express Credit Corp. 5.68% due 2/1/96                   21,000            20,894              .69

American Telephone & Telegraph Co. 5.57%-5.75%

 due 2/2-2/22/96                                                 24,900            24,733              .81

Associates Corp. of North America 5.99% due 1/2/96               11,020            11,016              .36

BellSouth Telecommunications Inc. 5.67%-5.70%

 due 1/10/-2/21/96                                               25,000            24,931              .82

Chevron Oil Finance Co. 5.70% due 2/9/96                         11,500            11,427              .37

CIT Group Holdings, Inc. 5.68% due 2/2/96                        25,000            24,872              .82

Emerson Electric Co. 5.66% due 1/25/96                           4,500             4,482               .15

Ford Motor Credit Co. 5.70%-5.72% due 1/5-2/7/96                 36,600            36,550              1.20

General Electric Capital Corp. 5.68%-5.70%

 due 1/17-1/25/96                                                47,700            47,537              1.56

Kimberly-Clark Corp. 5.75% due 1/26/96                           15,000            14,938              .49

Eli Lilly and Co. 5.70%-5.71% due 1/5-1/12/96                    24,700            24,659              .81

Motorola Inc. 5.72% due 1/30/96                                  21,100            20,999              .69

Pactel Capital Resources 5.90% due 1/2/96                        7,600             7,598               .25

PepsiCo, Inc. 5.58% due 2/8/96                                   30,000            29,819              .98

Pitney Bowes Credit Corp. 5.64%-5.72% due 1/30-2/1/96            32,900            32,745              1.07

Procter & Gamble Co. 5.63%-5.66% due 1/29-2/12/96                29,000            28,837              .95

Safeco Credit Co., Inc. 5.68% due 1/12/96                        10,000            9,981               .33

United Parcel Service of America Inc.

 5.50% due 2/23/96                                               9,200             9,123               .30

Vermont American Corp. 5.70% due 1/19/96                         15,000            14,955              .49

Xerox Corp. 5.68%-5.70% due 1/9-1/26/96                          44,700            44,583              1.46

                                                                                   ------              -------

                                                                                   464,666             15.25

                                                                                   ------              -------

FEDERAL AGENCY DISCOUNT NOTES - 2.28%

Federal Home Loan Bank 5.61% due 1/18/96                         19,000            18,947              .62

Federal National Mortgage Assn. 5.54%-5.67%

 due 1/5-2/14/96                                                 50,700            50,505              1.66

                                                                                   ------              -------

                                                                                   69,452              2.28

                                                                                   ------              -------

TOTAL SHORT-TERM SECURITIES                                                        534,118             17.53

                                                                                   ------              -------

TOTAL INVESTMENT SECURITIES

 (cost: $2,720,196,000)                                                            3,136,336           102.91

Excess of payables over cash and receivables                                       88,823              2.91

                                                                                   ------              -------

NET ASSETS                                                                         $3,047,513          100.00%

                                                                                   ======              =======


/1/ Non-income-producing security

/2/ Purchased in a private placement transaction; resale to the public may require registration or may extend only to qualified institutional buyers.

/3/ Pass-through securities backed by a pool of mortgages or other loans on which principal payments are periodically made. Therefore, the effective maturity of these securities is shorter than the stated maturity.

/4/ Coupon rates may change periodically.

/5/ Represents a zero coupon bond which will convert to an interest-bearing security at a later date.

See Notes to Financial Statements

EQUITY-TYPE SECURITIES APPEARING IN THE
PORTFOLIO SINCE JUNE 30, 1995
-----------------------------------------
Anhauser-Busch
Boatmens's Bancshares
Bowater
Caterpillar
Duke Power
Federal Home Loan Mortage
Federal Paper Board
First Virginia Banks
Integra Financial
International Paper
NationsBank
PP&L Resources
U.S. Healthcare
UST

EQUITY-TYPE SECURITIES ELIMINATED FROM THE
PORTFOLIO SINCE JUNE 30, 1995
----------------------------------------------
American Brands
Ameritech
Burlington Northern
Carolina Power
Comerica
First Chicago
Houston Industries
Huntington Bancshares
Melville
Monsato
Northrop Grumman
Telefonos de Mexico
Texas Utilities
Textron
Wachovia
American Balanced Fund
Financial Statements

STATEMENT OF ASSETS AND LIABILITIES                                               (dollars in

at December 31, 1995                                                              thousands)

----------------------------------------------            ---------               ----------

ASSETS:

Investment securities at market

 (cost: $2,720,196)                                                               $3,136,336

Cash                                                                              64

Receivables for -

 Sales of investments                                     $ 6,982

 Sales of fund's shares                                   9,227

 Dividends and accrued interest                           20,349                  36,558

                                                          ---------               ----------

                                                                                  3,172,958

LIABILITIES:

Payables for -

 Purchases of investments                                 120,233

 Repurchases of fund's shares                             3,688

 Management services                                      799

 Accrued expenses                                         725                     125,445

                                                          ---------               ----------

NET ASSETS AT DECEMBER 31, 1995 -

 Equivalent to $14.15 per share on

 215,418,149 shares of $1 par value

 capital stock outstanding (authorized

 capital stock--300,000,000 shares)                                               $3,047,513

                                                                                  ==========



STATEMENT OF OPERATIONS

for the year ended December 31, 1995                                              (dollars in

                                                                                  thousands)

----------------------------------------------            ---------               ----------

INVESTMENT INCOME:

Income:

 Dividends                                                $ 48,037

 Interest                                                 79,534                  $127,571

                                                          ---------

Expenses:

 Management services fee                                  8,091

 Distribution expenses                                    6,031

 Transfer agent fee                                       1,928

 Reports to shareholders                                  161

 Registration statement and prospectus                    234

 Postage, stationery and supplies                         322

 Directors' fees                                          75

 Auditing and legal fees                                  48

 Custodian fee                                            84

 Taxes other than federal income tax                      2

 Other expenses                                           40                      17,016

                                                          ---------               ----------

 Net investment income                                                            110,555

                                                                                  ----------

REALIZED GAIN AND UNREALIZED

 APPRECIATION ON INVESTMENTS:

Net realized gain                                                                 113,063

Net increase in unrealized appreciation on

 investments:

 Beginning of year                                        38,612

 End of year                                              416,140                 377,528

                                                          ---------               ----------

 Net realized gain and increase in unrealized

  appreciation on investments                                                     490,591

                                                                                  ----------

NET INCREASE IN NET ASSETS RESULTING

 FROM OPERATIONS                                                                  $  601,146

                                                                                  ==========



See Notes to Financial Statements



----------------------------------------------            ---------               ----------

STATEMENT OF CHANGES IN NET ASSETS                                                (dollars in

                                                                                  thousands)

                                                          Year ended              December 31

                                                          ---------               ----------

                                                          1995                    1994

----------------------------------------------            ---------               ----------

OPERATIONS:

Net investment income                                     $110,555                $88,658

Net realized gain on investments                          113,063                 4,768

Net increase (decrease) in unrealized appreciation

 on investments                                           377,528                 (86,455)

                                                          ---------               ----------

 Net increase in net assets

  resulting from operations                               601,146                 6,971

                                                          ---------               ----------



DIVIDENDS AND DISTRIBUTIONS PAID TO

 SHAREHOLDERS:

Dividends from net investment income                      (105,991)               (86,005)

Distributions from net realized gain on

 investments                                              (97,006)                (7,886)

                                                          ---------               ----------

 Total dividends and distributions                        (202,997)               (93,891)

                                                          ---------               ----------



CAPITAL SHARE TRANSACTIONS:

Proceeds from shares sold: 64,847,892

 and 54,791,351 shares, respectively                      866,745                 669,530

Proceeds from shares issued in reinvestment

 of net investment income dividends and

 distributions of net realized gain on

 investments: 14,004,916 and 6,959,833 shares,

 respectively                                             189,603                 84,678

Cost of shares repurchased: 36,977,727

 and 24,180,499 shares, respectively                      (488,870)               (294,907)

                                                          ---------               ----------

 Net increase in net assets resulting from

  capital share transactions                              567,478                 459,301

                                                          ---------               ----------

TOTAL INCREASE IN NET ASSETS                              965,627                 372,381



NET ASSETS:

Beginning of year                                         2,081,886               1,709,505

                                                          ---------               ----------

End of year (including undistributed

 net investment income:  $10,254

 and $5,690, respectively)                                $3,047,513              $2,081,886

                                                          =========               ==========

American Balanced Fund
Financial Statements
Notes to Financial Statements

1. American Balanced Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks conservation of capital, current income, and long-term growth of both capital and income by investing in stocks and fixed income securities. The following paragraphs summarize the significant accounting policies consistently followed by the fund in the preparation of its financial statements:

 Common stocks and convertible debentures traded on a national securities exchange (or reported on the NASDAQ national market) and securities traded in the over-the-counter market are stated at the last reported sales price on the day of valuation; other securities, and securities for which no sale was reported on that date, are stated at the last quoted bid price.

 Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained from a bond pricing service provided by a major dealer in bonds, when such prices are available; however, in circumstances where the investment adviser deems it appropriate to do so, such securities will be valued at the mean of their representative quoted bid and asked prices or, if such prices are not available, at the mean of such prices for securities of comparable maturity, quality, and type.

 Short-term securities with original or remaining maturities in excess of 60 days are valued at the mean of their quoted bid and asked prices. Short-term securities with 60 days or less to maturity are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by the Valuation Committee of the Board of Directors.

 As is customary in the mutual fund industry, securities transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses from securities transactions are reported on an identified cost basis. Dividend and interest income is reported on the accrual basis. Discounts on securities purchased are amortized over the life of the respective securities. The fund does not amortize premiums on securities purchased. Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

 Pursuant to the custodian agreement, the fund receives credits against its custodian fee for imputed interest on certain balances with the custodian bank. The custodian fee of $84,000 includes $61,000 that was paid by these credits rather than in cash.

2.It is the fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required.

  As of December 31, 1995, net unrealized appreciation on investments for federal income tax purposes aggregated $416,161,000, of which $431,952,000 related to appreciated securities and $15,791,000 related to depreciated securities. There was no difference between book and tax realized gains on securities transactions for the year ended December 31, 1995. The cost of portfolio securities for federal income tax purposes was $2,720,196,000 at December 31, 1995.

3.The fee of $8,091,000 for management services was paid pursuant to an agreement with Capital Research and Management Company (CRMC), with which certain officers and Directors of the fund are affiliated. The Investment Advisory and Service Agreement provides for monthly fees, accrued daily, based on an annual rate of 0.42% of the first $500 million of average net assets; 0.324% of such assets in excess of $500 million but not exceeding $1 billion; 0.30% of such assets in excess of $1 billion but not exceeding $1.5 billion; 0.282% of such assets in excess of $1.5 billion but not exceeding $2.5 billion; 0.27% of such assets in excess of $2.5 billion but not exceeding $4 billion; and 0.264% of such assets in excess of $4 billion.

 Pursuant to a Plan of Distribution, the fund may expend up to 0.25% of its average net assets annually for any activities primarily intended to result in sales of fund shares, provided the categories of expenses for which reimbursement is made are approved by the fund's Board of Directors. Fund expenses under the Plan include payments to dealers to compensate them for their selling and servicing efforts. During the year ended December 31, 1995, distribution expenses under the Plan were $6,031,000. As of December 31, 1995, accrued and unpaid distribution expenses were $380,000.

 American Funds Service Company (AFS), the transfer agent for the fund, was paid a fee of $1,928,000. American Funds Distributors, Inc. (AFD), the principal underwriter of the fund's shares, received $1,918,000(after allowances to dealers) as its portion of the sales charges paid by purchasers of the fund's shares. Such sales charges are not an expense of the fund and, hence, are not reflected in the accompanying statement of operations.

 Directors of the fund who are unaffiliated with CRMC may elect to defer part or all of the fees earned for services as members of the Board. Amounts deferred are not funded and are general unsecured liabilities of the fund. As of December 31, 1995, aggregate amounts deferred were $90,000.

 CRMC is owned by The Capital Group Companies, Inc. AFS and AFD are both wholly owned subsidiaries of CRMC. Certain Directors and officers of the fund are or may be considered to be affiliated with CRMC, AFS, and AFD. No such persons received any remuneration directly from the fund.

4.As of December 31, 1995, accumulated undistributed net realized gain on investments was $15,997,000 and additional paid-in capital was $2,389,704,000.

 The fund made purchases and sales of investment securities, excluding short-term securities, of $1,257,401,000 and $814,947,000, respectively, during the year ended December 31, 1995.

PER-SHARE DATA AND RATIOS



                                                     Year          ended         December       31

                                                     -------       -------       -------        -------        -------

                                                     1995          1994          1993           1992           1991

                                                     -------       -------       -------        -------        -------



Net Asset Value, Beginning of Year                   $12.00        $12.57        $12.28         $12.05         $10.32

                                                     -------       -------       -------        -------        -------

 INCOME FROM INVESTMENT OPERATIONS:

  Net investment income                              .57           .57           .59            .61            .62

  Net realized and unrealized gain

   (loss) on investments                             2.61          (.53)         .76            .49            1.86

                                                     -------       -------       -------        -------        -------

   Total income from

    investment operations                            3.18          .04           1.35           1.10           2.48

                                                     -------       -------       -------        -------        -------

 LESS DISTRIBUTIONS:

  Dividends from net investment

   income                                            (.56)         (.56)         (.60)          (.60)          (.62)

  Distributions from net realized

   gains                                             (.47)         (.05)         (.46)          (.27)          (.13)

                                                     -------       -------       -------        -------        -------

   Total Distributions                               (1.03)        (.61)         (1.06)         (.87)          (.75)

                                                     -------       -------       -------        -------        -------

Net Asset Value, End of Year                         $14.15        $12.00        $12.57         $12.28         $12.05

                                                     =======       =======       =======        =======        =======



Total Return *                                       27.13%        .34%          11.27%         9.48%          24.69%





RATIOS/SUPPLEMENTAL DATA:

 Net assets, end of year

  (in millions)                                      $3,048        $2,082        $1,710         $1,067         $642

 Ratio of expenses to average

  net assets                                         .67%          .68%          .71%           .74%           .82%

 Ratio of net income to average

  net assets                                         4.38%         4.76%         4.74%          5.19%          5.56%

 Portfolio turnover rate                             39.03%        32.05%        27.81%         17.00%         24.65%


* This was calculated without
deducting a sales charge.  The
maximum sales charge is 5.75% of the
fund's offering price.

Independent Auditors' Report

To the Board of Directors and Shareholders of American Balanced Fund, Inc.:

 We have audited the accompanying statement of assets and liabilities of American Balanced Fund, Inc., including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the per-share data and ratios for each of the five years in the period then ended. These financial statements and per-share data and ratios are the responsibility of the fund's management. Our responsibility is to express an opinion on these financial statements and the per-share data and ratios based on our audits.

 We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the per-share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 1995 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other procedures.
An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

 In our opinion, the financial statements and per-share data and ratios referred to above present fairly, in all material respects, the financial position of American Balanced Fund, Inc. at of December 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the per-share data and ratios for the each of the five years in the period then ended, in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP
Los Angeles, California
January 26, 1996

1995 Tax Information (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of distributions received by shareholders during such fiscal year. The distributions made during the fiscal year by the fund were earned from the following sources:

                     Dividends and Distributions per Share

                                                                    From Net              From Net

                                                                    Realized              Realized
To                                               From Net           Short-                Long-
Shareholders                                     Investment         Term                  Term
of Record                  Payment Date          Income             Gains                 Gains


February 10, 1995          February 13, 1995     $0.14              -                     -

May 19, 1995               May 22, 1995          0.14               -                     -

August 11, 1995            August 14, 1995       0.14               -                     -

December 20, 1995          December 21, 1995     0.14               $0.20                 $0.27


Corporate shareholders may exclude up to 70% of qualifying dividends received during the year. For purposes of computing this exclusion, 43% of the dividends paid by the fund from net investment income represent qualifying dividends.

Certain states may exempt from income taxation that portion of the dividends paid from net investment income that was derived from direct U.S. Treasury obligations. For purposes of computing this exclusion, 16% of the dividends paid by the fund from net investment income were derived from interest on direct U.S. Treasury obligations.